Exhibit 99.1

FOR IMMEDIATE RELEASE

Press Contacts:
Richard T. Schumacher, President & CEO	(508) 230-1828 (T)
Jeffrey N. Peterson, Chairman	(650) 812-8121 (T)
Bruno Schiavi, President, PBIO Consumer Products	(508) 230-1828 (T)

Pressure BioSciences Announces Closing of Uncle Bud’s Acquisition in All-Stock Transaction, Completing UltraShear Nanoemulsions Forward Integration with World Class Marketing & Sales

Merged Companies Will Introduce Revolutionary New Product Capabilities Across Multiple Major Market Sectors, Expecting 2024 Revenues of Over $10 Million, Then Accelerating in Future Years

South Easton, MA, January 22, 2024 – Pressure BioSciences, Inc. (OTCQB: PBIO) (“PBIO” or the “Company”), a pioneer in the development and distribution of broadly enabling pressure-based instruments, consumables, and specialty process development and testing services across global industries, including nutraceuticals, food and beverage, health and wellness, cosmetics, biotherapeutics, and more, today announced the closing of its acquisition of natural health and wellness leader Uncle Bud’s (“UB”) in an all-stock transaction. Incorporating UB’s 70+ already popular products, 865K member on-line community, existing sales channels online and with leading large retailers, enviable celebrity spokesperson relationships, and invaluable experience building successful consumer products businesses, PBIO will leverage and integrate the Company’s revolutionary UltraShearTM technology (UltraShear™ or UST™) platform for further improved nanoemulsified products that deliver industry-leading speed of action, effective dosing payload delivery, and long-term stability. With these unique product improvement and differentiation capabilities, PBIO intends to redefine the basis of competition in multiple major market sectors, and to become a leading provider of topicals and other consumer products.

Transaction Terms

Under the terms of the transaction, PBIO acquired all assets and assumed selected liabilities of UB. In addition, the parties agreed to an earnout for additional shares of PBIO Common Stock based on the achievement of revenue and pre-tax income results in 2024. Upon closing, all employees of UB became employees of PBIO and UB became the Consumer Products Business Unit of PBIO. More definitive transaction terms will be included in the Company’s upcoming SEC filings.

Significance of the Transaction

●	The transaction is expected to be immediately accretive and a major accelerator to PBIO’s top line revenue growth.
●	The combined companies will be ideally positioned to attract new growth investment, rapidly strengthen their balance sheet, accelerate PBIO’s path to profitability in 2024, and catalyze our drive to uplist to NASDAQ/NYSE.
●	The co-founders/senior management of UB are experts in branding, celebrity spokesperson management, and online and retail multimedia marketing.
●	UB will rapidly incorporate PBIO’s best-in-class Nano-CBD into their already highly renowned and successful CBD products, for new market breakaway potential!
●	Senior management of UB and PBIO are already planning a dozen new products that they believe could be formulated and released in 2024, just using PBIO’s existing UltraShear processed Nano CBD.
●	UB markets and sells many products in the health & wellness area that are unrelated to Hemp and CBD.
●	UB has an ongoing partnership with multi-Grammy award-winning Toni Braxton as a highly successful marketing ambassador – and Toni has announced that she is excited to continue as a PBIO/UB spokesperson going forward.
●	UB has been featured, as well as their hemp and CBD products, in an extensive variety of high profile news outlets and magazines online over the past several years: https://www.unclebudshemp.com/press/.

Expected Financial Impact

PBIO’s President and CEO, Richard T. Schumacher, summarized: “This transaction combines the existing momentum and ready market execution power of Uncle Bud’s with the pivotal scientific and product breakthrough of the UltraShear nanoemulsions processing platform for record-setting product performance and long-term stability. In 2024 alone, we are forecasting a 5-fold leap forward in PBIO revenues to over $10 million, but this is only a steppingstone towards revolutionary impact and sales growth that we expect to achieve across the nutraceuticals, cosmeceuticals, skincare, food/beverage, agrochemical, and other major markets in the following years.”

Jeffrey N. Peterson, PBIO’s Chairman, added: “Our Board and leadership team have carefully sought out this strategic combination of Uncle Bud’s marketing skill and power to combine with PBIO’s world class scientific innovation team. Specifically, this positions PBIO with a fast forward integration capability that will allow us to selectively set the timing and drive the pace of revolutionary change across multiple major markets. This rapid growth engine provides a central platform to leverage new growth capital, restructure and strengthen our balance sheet, and complete our drive to uplist to a national stock exchange in 2024.”

About Uncle Bud’s

Officially launched in September 2018 with one hero product, Uncle Bud’s has experienced unequivocal growth. As a leader in the Hemp and CBD space, Uncle Bud’s takes pride in being Made in America, GMO Free, Cruelty Free and Leaping Bunny Certified. The full range includes Hemp & CBD products for pain relief, skincare, personal care, and even pet care – all retailing under $45.To learn more about Uncle Bud’s visit unclebudshemp.com as well as their associated Instagram: @UncleBuds_Hemp; Facebook: @UncleBuds_Hemp and Twitter: @UncleBuds_Hemp.

About Pressure BioSciences, Inc.

Pressure BioSciences, Inc. (OTCQB: PBIO) is a global leader in providing innovative, broadly enabling, high pressure-based solutions for a range of industries, including biotechnology, pharmaceutical, nutraceutical, cosmeceutical, and agrochemical, as well as food and beverage manufacturing. Our products utilize both constant and alternating pressure. Our patented enabling technology platform, Pressure Cycling Technology (PCT), utilizes alternating cycles of pressure to control bio-molecular interactions (such as cell lysis and biomolecule extraction) safely and reproducibly. PCT-based products are beginning to be widely used for biomarker and target discovery, drug design and development, biotherapeutics characterization and quality control, soil & plant biology, forensics, and counter-bioterrorism applications. We have recently expanded our market opportunities with the acquisition of the BaroFold™ patented technology platform, allowing us to enter the bio-pharma contract services and GMP manufacturing equipment sector. We have also developed the scalable and high-efficiency pressure-based UltraShear Technology™ (UltraShear™) platform, which allows for the creation of stable nanoemulsions of otherwise immiscible fluids. It also allows for the preparation of higher quality, homogenized, extended shelf-life or room temperature-stable low-acid liquid foods that cannot be effectively preserved using existing non-thermal technologies. Our commitment to innovation and cutting-edge technology has established PBIO as a leader in the high-pressure industry, providing unique and effective solutions to our customers.

Forward Looking Statements

This press release contains forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry’s actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed, implied, or inferred by these forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “intends,” “anticipates,” “believes,” estimates,” “predicts,” “projects,” “potential” or “continue” or the negative of such terms and other comparable terminology. These statements are only predictions based on our current expectations and projections about future events. You should not place undue reliance on these statements. In evaluating these statements, you should specifically consider various factors. Actual events or results may differ materially. These and other factors may cause our actual results to differ materially from any forward-looking statement. These risks, uncertainties, and other factors include, but are not limited to, the risks and uncertainties discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and other reports filed by the Company from time to time with the SEC. The Company undertakes no obligation to update any of the information included in this release, except as otherwise required by law.

For more information about PBIO, Uncle Bud’s, and this press release, please click on the following website links:

http://www.pressurebiosciences.com www.unclebudshemp.com

Please visit us on Facebook, LinkedIn, and Twitter.

Toni Braxton, multi-award-winning singer, songwriter, actress, and long-term Uncle Bud’s advocate and spokesperson.